UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

NOCERA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOCERA, INC.

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist.

New Taipei City Taiwan 221

(886) 910-163-358

2025 ANNUAL MEETING OF SHAREHOLDERS

To be Held on January 12, 2026

November 24, 2025

Dear Shareholder:

You are invited to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Nocera, Inc. (the “Company” or “Nocera”), which will be held on January 12, 2026, at 12:00 p.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Hosting a virtual meeting will enable our shareholders to attend online and participate from any location around the world and support the health and well-being of our management, directors and shareholders. Shareholders will be able to attend the Annual Meeting by visiting www.mountainsharetransfer.com/ncra.

At the Annual Meeting, shareholders will be asked to: (1) elect five directors; (2) ratify the appointment of the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2025; (3) approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d); (4) approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time over the next year at a ratio in a range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final effective dates and ratios to be determined by the Board of Directors (the “Board”) in its discretion; (5) approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 2,000,000,000; (6) approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock upon conversion of the senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025, in excess of 19.99% of the issued and outstanding shares of common at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d); and (7) transact such other business as may properly come before the meeting. The Board believes that the proposals being submitted for shareholder approval are in the best interests of the Company and its shareholders and recommends a vote consistent with the Board’s recommendation for each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2025 Annual Meeting of Shareholders (“Notice of Annual Meeting”) and 2025 Annual Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Andy Ching-An Jin
Andy Ching-An Jin
Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our shareholders on or about November 24, 2025, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2024 Annual Report, are available at www.proxyvote.com.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2025 Annual Meeting of Shareholders of Nocera, Inc. will be held virtually at www.mountainsharetransfer.com/ncra on January 12, 2026, at 12:00 p.m., Eastern Time for the following purposes:

1.	To elect five directors, Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2026 or their respective successor is duly elected and qualified;

2.	To ratify the appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025;

3.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), in excess of 19.99% of the issued and outstanding shares of common at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d);

4.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time over the next year at a ratio in the range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final ratio to be determined by the Board in its discretion;

5.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 2,000,000,000;

6.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock upon conversion of the senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025, in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d); and

7.	To transact such other business as may properly come before the meeting.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on November 3, 2025 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By order of the Board of Directors,

/s/ Gerald H. Lindberg
Gerald H. Lindberg
Director and Secretary
November 24, 2025

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PROXY STATEMENT

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	ii

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS	1

MATTERS TO COME BEFORE THE ANNUAL MEETING	9

PROPOSAL No. 1: ELECTION OF DIRECTORS	9

DIRECTORS AND EXECUTIVE OFFICERS	10

CORPORATE GOVERNANCE	11

EXECUTIVE COMPENSATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF AUDITORS	22

PROPOSAL No. 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE COMPANY’S SERIES B CONVERTIBLE NON-VOTING PREFERRED STOCK	24

PROPOSAL No. 4: APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	26

PROPOSAL No. 5: APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	27

PROPOSAL No. 6: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SENIOR SECURED CONVERTIBLE NOTES ISSUED AND ISSUABLE PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 31, 2025	28

OTHER VOTING MATTERS	29

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	29

SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURES	30

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	30

ANNUAL REPORT ON FORM 10-K	30

OTHER MATTERS	31

VIRTUAL ACCESS TO THE ANNUAL MEETING	31

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PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS

SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Shareholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of five directors, Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2026 and until their respective successor is duly elected and qualified; and	Page 9	✔ FOR

Item 2: Ratification of appointment of Enrome LLP to serve as the independent auditor of the Company for the fiscal year ending December 31, 2025.	Page 22	✔ FOR

Item 3: Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)).	Page 24	✔ FOR

Item 4: Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time over the next year at a ratio in the range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final ratio to be determined by the Board in its discretion.	Page 26	✔ FOR

Item 5: Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 2,000,000,000.	Page 27	✔ FOR

Item 6: Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of the senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025, in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)).	Page 28	✔ FOR

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2024 Annual Report which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was originally filed with the SEC on May 6, 2025 and subsequently amended on June 4, 2025, and June 20, 2025 (the “2024 Annual Report”), to the majority of our shareholders online in lieu of mailing printed copies of these materials to each of our shareholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2024 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our shareholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about November 24, 2025 to shareholders of record at the close of business on November 3, 2025 (the “Record Date”) and this Proxy Statement and our 2024 Annual Report will be available at www.mountainsharetransfer.com/ncra beginning on November 24, 2025. If you received a Notice by mail, but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q: Can I vote my shares by filling out and returning the Notice?

A: No. However, the Notice contains instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) at the Annual Meeting online at www.mountainsharetransfer.com/ncra.

Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, go to www.mountainsharetransfer.com/ncra at the time and date of the Annual Meeting and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of our common stock at the close of business on November 3, 2025, the record date for the Annual Meeting established by our Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting.

At the close of business on November 3, 2025, there were 14,373,597 shares of common stock outstanding. Holders of our common stock are entitled to one vote per share.

Q: What is the difference between a shareholder of record and a shareholder who holds Nocera shares in street name?

A: If your shares are registered in your name, you are a shareholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

You may examine a list of the shareholders of record as of the close of business on November 3, 2025 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221.

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Q: What shares are included on the enclosed proxy card?

A: If you are a shareholder of record only, you will receive one proxy card from Issuer Direct Corporation (“Issuer Direct”) for all shares of Nocera common stock that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a shareholder of record and hold additional shares in street name, you will receive proxy materials from Issuer Direct and the third party or parties through which you hold your shares.

Q: What are the quorum requirements for the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of holders having thirty-three and one-third percent (33 1/3%) of the total votes entitled to be cast by holders of Nocera common stock at the Annual Meeting constitutes a quorum. Shareholders who participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Nocera common stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q: What matters will shareholders vote on at the Annual Meeting?

A: Shareholders will vote on the following proposals:

•	Proposal 1 — To elect Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng to the Board, each as a member of the Board until the Company’s 2026 annual shareholder meeting or until their respective successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board); and

•	Proposal 2 — To ratify the appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025.

•	Proposal 3 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)).

•	Proposal 4 — To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time over the next year at a ratio in the range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final ratio to be determined by the Board in its discretion.

•	Proposal 5 — To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 2,000,000,000.

•	Proposal 6 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock upon conversion of the senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025, in excess of 19.99% of the issued and outstanding shares of common stock at a price that may be less than the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)).

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Q: What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A: You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of common stock, with each share of common stock representing the right to one vote, respectively.

The Board recommends that our shareholders vote FOR the election of each of the director nominees.

Q: What are my voting choices when voting for the ratification of appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025?

A: You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

Shareholder approval for the appointment of our independent auditor is not required, but the Audit Committee and the Board are submitting the selection of Enrome LLP for ratification in order to obtain the views of our shareholders. The ratification of the appointment of Enrome LLP as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. If the appointment of Enrome LLP is not ratified, the Audit Committee will reconsider its future selection.

The Board recommends that our shareholders vote FOR the ratification of appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2024.

Q: What are my voting choices when voting on the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

The Board has determined that this proposal is in the best interests of the Company and its shareholders because it will enable the Company to comply with Nasdaq Listing Rule 5635(d) and to satisfy its obligations under the terms of the Series B Convertible Non-Voting Preferred Stock and that certain Securities Purchase Agreement dated as of August 29, 2025.

The Board recommends that our shareholders vote FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock.

Q: What are my voting choices when voting on the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split?

A: You may vote in favor of the amendment, vote against the amendment, or abstain from voting on the amendment.

The approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time over the next year at a ratio in the range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final ratio to be determined by the Board in its discretion, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

The Board recommends that our shareholders vote FOR the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split.

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Q: What are my voting choices when voting on the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock?

A: You may vote in favor of the amendment, vote against the amendment, or abstain from voting on the amendment.

The approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 2,000,000,000 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

The Board recommends that our shareholders vote FOR the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.

Q: What are my voting choices when voting on the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of the senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025?

A: You may vote in favor of the proposal, vote against the proposal, or abstain from voting on the proposal. Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

The Board has determined that this proposal is in the best interests of the Company and its shareholders because it will enable the Company to comply with Nasdaq Listing Rule 5635(d) and to satisfy its obligations under the terms of the senior secured convertible notes and the Securities Purchase Agreement, dated as of October 31, 2025.

The Board recommends that our shareholders vote FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of the senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025.

Q: Could other matters be decided at the Annual Meeting?

A: As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting, other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the officers who have been designated as proxies for the Annual Meeting will have the discretion to vote on those matters for shareholders who have submitted their proxy.

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Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Shareholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

1.	By Internet: Please visit www.mountainsharetransfer.com/ncra Internet proxy voting is available 24 hours a day, seven days a week until 5:00 pm Eastern time, on December 18, 2025.

2.	By Email: Please email a copy of your signed Proxy Card to: vote@mountainsharetransfer.com Email voting is available 24 hours a day, seven days a week until 5:00 pm Eastern time, on December 18, 2025.

3.	By Facsimile: Please fax a copy of your signed Proxy Card to (404) 816-8830. Voting by facsimile is available 24 hours a day, seven days a week until 5:00 pm Eastern time, on December 18, 2025.

4.	By Mail: If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Mountain Share Transfer, LLC. c/o 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339. The signed proxy must be received prior to the Annual Meeting.

You may also participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra.

For shares of common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors, the approval of the potential issuance of shares of common stock under Nasdaq Listing Rule 5635(d), the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split, the approval of the potential issuance of shares of common stock upon conversion of the senior secured convertible notes pursuant to Nasdaq Listing Rule 5635(d), and the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of this proposal.

Discretionary Items. The ratification of appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025 is a discretionary item. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

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Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by shareholders at the Annual Meeting. Shareholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

•	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

•	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

•	participating in the Annual Meeting and voting online at that time at www.mountainsharetransfer.com/ncra (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Mountain Share Transfer, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: What if I do not specify a choice for a matter when returning a proxy?

A: If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the ratification of appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025, FOR the approval of the potential issuance of shares of common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock pursuant to Nasdaq Listing Rule 5635(d), FOR the approval of the potential issuance of shares of common stock upon conversion of the senior secured convertible notes pursuant to Nasdaq Listing Rule 5635(d), FOR the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split, and FOR the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.

Q: How are proxies solicited and who bears the related costs?

A: Nocera bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Nocera, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

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Q: What should I do if I have questions regarding the Annual Meeting?

A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.mountainsharetransfer.com/ncra and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Nocera Investor Relations at Jim Hock of Hanover International, Inc. at (818) 516-3432.

Q: Where can I find more information about Nocera?

A: Nocera originally filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC on May 6, 2025 and subsequently amended it on June 4, 2025, and June 20, 2025. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to shareholders upon written request. All written requests should be directed to: Nocera Secretary, 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221. We also make available free of charge on or through our website, www.nocera.company, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

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MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, five directors will be elected to serve a one-year term or until the next annual shareholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating and Corporate Governance Committee recommended, and our Board nominated Andy Ching-An Jin, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng as nominees for election as directors at the 2025 Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2026 or until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 10 of this Proxy Statement.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Required Vote

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he only needs one vote to be elected.

Our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) do not permit shareholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers as of November 10, 2025.

Name	Age	Position	Director Since
Andy Ching-An Jin	44	Chief Executive Officer (Principal Executive Officer)	–
Shun-Chih (“Jimmy”) Chuang	36	Chief Financial Officer (Principal Financial and Accounting Officer)	–
Feng Hua (“Howard’) Chen	61	Chief Operating Officer	–
Gerald H. Lindberg	75	Secretary, Director (Outgoing)	December 31, 2021
Sean Filson	42	Director	October 16, 2024
Hui-Ying Zhuang	52	Director	December 19, 2019
Yiwen Zhang	57	Director	October 27, 2023
Song-Yuan Teng	37	Asia Director, Director	October 27, 2023

Andy Ching-An Jin, was appointed as Chief Executive Officer on July 31, 2023. He is an executive with diversified experience in global business operations, investments, marketing and branding. Most recently, he was an Investment Director at Fotex Holding from November 2018 until June 2023, where he executed and drove U.S. investments, strategic projects, portfolio management and business operations. Prior to that role, Mr. Jin served as Partner at Bloemengroothandel B.J. Duyvenvoorde & Zn B.V. from September 2017 until October 2018, where he managed all day-to-day operations, sales, developments and investments for an import floriculture company, sold subscription services to online boutiques and managed all major wholesale floriculture market operations in China. In addition, Mr. Jin served as Executive Vice President and Managing Director of Dagong Global Credit Rating Group from December 2015 until August 2017, where he oversaw the group’s international business development and investments into overseas markets and was also responsible for overseas offices located in Hong Kong, Italy and Germany. He attended the State University of New York at Stony Brook attaining a Bachelor of Arts in political science and Tsinghua University earning a Master of Business Administration. Mr. Jin is qualified to serve as a director of the Company on the basis of his senior management role and his strong business experience.

Shun-Chih (“Jimmy”) Chuang was appointed as Chief Financial Officer of the Company on October 28, 2019. Prior to that role, from October 1, 2016 to June 30, 2019, Mr. Chuang was a project manager at Deloitte & Touche Financial Advisory Corporation in Taiwan where he was part of the Transaction Support practice. In that role, he worked in Mergers and Acquisitions and Valuation services. Prior to that role, from September 2014 to September 2016, Mr. Chuang was a semi-senior at Deloitte & Touche in Taiwan where he was part of the Audit Function practice. In that role, he performed audit services to various Taiwanese conglomerate companies. Mr. Chuang has a marketing degree from UC-Berkeley Extension, and a BS in Accounting from Soochow University, Taiwan. He currently holds Certified Public Accounting licenses from the United States and Taiwan.

Feng-Hua (“Howard”) Chen was appointed as Chief Operating Officer of the Company on January 5, 2024. Mr. Chen is experienced in diverse areas such as Consumer Banking, Asia Business Development and New Strategies, demonstrating strong skills in team building, project management, compliance and cross-sales, with a focus on continuous improvement and business expansion. Mr. Chen was an Executive Director at Rongzhou Construction Co., Ltd. From September 2021 until January 2024, where he, among other things, was involved in the planning and financing of construction projects, the planning and acquisition of land and the execution of sales. Prior to that position, he was a Vice President at Entie Commercial Bank Co. from 2008-2021, Asia Pacific Regional Business Development Director at CIT Group Taiwan from 2005-2008, Sales Director at Taipei Financial & Leasing Co. from 2004-2005, and a Sales Manager at Far Eastern Group from 2000-2004. He attended the University of Leicester earning an MBA degree in 1989.

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Gerald H. Lindberg was appointed as Secretary and Director of the Company on December 31, 2021. In the past five years, working for Handover International, Mr. Lindberg has provided substantial expertise and guidance as a consultant, has served as a board member and CFO of publicly traded companies, business adviser, capital acquisition director, and operations officer to real world and Internet start-ups and helped raise capital for start-ups, small cap, micro-cap, and nano-cap businesses in both the public and private sectors. Earlier in his career, he was Section Chief, Litigation Assistance Systems Section, Justice Management Division, United States Department of Justice, and an attorney-advisor with the United States Department of Justice (1979-1982). Over the past 25 years, he has been responsible for business plan preparation, early stage advising for corporate development and positioning for capital raising including crowd funding, private placement memoranda, investor presentation development, equity, debt and hybrid funding, form preparation and filing, offering syndicate coordination, sales/marketing strategy along with investment community relations and investor relations, business development, licensing management, and assuring compliance with Federal and state regulations and fraud prevention software development. His areas of specialty include technology and intellectual property management, digital entertainment, media and marketing, e-Commerce, m-Commerce, and search engine design, database systems software design and development. Mr. Lindberg earned his law degree from Western New England University, School of Law, Springfield, MA. Mr. Lindberg was qualified to serve as a director of the Company due to his substantial board and financial consulting experience; he has notified the Board of his intention not to seek re-election at the Annual Meeting.

Sean Filson was appointed as a Director of the Company on October 16, 2024. Mr. Filson is currently Co-Founder, Board Member, and Chief Financial Officer of MedicalMatch Corporation (2023-present), a technology-driven healthcare staffing platform, where he oversees financial strategy and capital planning. Previously, he founded SNP Medical Holdings, LLC in 2021, guiding it to a $1.25 billion valuation through innovative non-surgical joint pain treatments. He also served as Vice Chairman of the American Chamber of Commerce, Tianjin, China (2014-2020), where he promoted U.S.-China business relations, achieving record chapter funding. Earlier, as APAC Business Development Manager for Taylor Corporation (2013-2019), Mr. Filson drove significant revenue growth, managing key accounts like Thermo Fisher and GE. He holds an MBA in International Finance & International Business from Oklahoma City University and Tianjin University of Finance and Economics, a B.A. in Entrepreneurship from the University of St. Thomas, and a degree in Chinese Language and Cultural Studies from Nankai University, China. Fluent in Mandarin, Mr. Filson’s expertise in financial management and cross-cultural business development makes him well-qualified to serve as a director of the Company.

Hui-Ying Zhuang was appointed as a Director of the Company on December 19, 2019. Mr. Zhuang works as Vice President of Sales at Clyde Bergemann Power Group (2018-current) with experience in technology and sales management, especially in solution-based consultative selling. Other positions he has held at Clyde Bergemann Power Group include Vice President, Product and Sales Support, Air Pollution Control Products (2013-2018), Director of Technology and Product Management, Air Pollution Control Product Division (2012-2013), Regional Sales Manager from 2006-2012 and a Boiler Process Engineer from 2004-2006. He is experienced in product management, sales, plant operations and contract negotiation. Mr. Zhuang has leadership experience in building and developing management teams and extensive international business working experience. He attended the University of South Carolina earning an MBA in 2005. Mr. Zhuang is qualified to serve as a director of the Company due to his technical experience in power generation and ability in Sales and Marketing functions.

Yiwen Zhang was appointed as Director of the Company on October 27, 2023. Mr. Zhang currently works as Manager of Finance, Marketing and Student Support at New Westminster School District 40 since 2012, where he is responsible for financial reporting, budget planning, internal controls, audits, financial system management and compliance. Prior to that role, from 2009 until 2011, Mr. Zhang served as Business Development Manager at ZiYangTang Trading where he developed two business lines and increased sales by 2 million. Prior to that, Mr. Zhang was Account Manager at HILTI (Canada) Ltd where he set up the Richmond branch and doubled sales and developed revenue budgeting models for key business expansion. Mr. Zhang is qualified to serve as a director of the Company due to his extensive experience as a manager in a variety of organizations.

Song-Yuan Teng was appointed as Director of the Company on October 27, 2023 and Asia Director of the Company on September 2, 2025. Prior to that, Mr. Tengserved as Chief Executive Officer of G.MCOIN Enterprises from 2021 until 2023, where he oversaw the strategic planning and annual growth objectives. Prior to that role, from 2017 until 2020, Mr Teng served as the General Manager of Mingyang Venture Capital, where he was responsible for overseeing the overall management and strategic direction of the organization while driving growth and maximizing shareholder value. Prior to that, he was a Manager at Jinrongjia Consulting from 2015 until 2017, where he worked on financial and automated trading systems while supporting sales and solution managers. Prior to that, Mr. Teng was the General Manager at CFL Venture Capital from 2012 until 2014, where he developed and executed the firm’s strategic investments. Mr. Teng is qualified to serve as a director of the Company due to his executive experience in multiple consulting and banking firms.

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CORPORATE GOVERNANCE

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until their resignation or removal in accordance with our amended and restated bylaws (“Bylaws”), or their successor is elected. Our officers are appointed by our Board and hold office until removed by the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics (“Code of Conduct”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. We intend to post on our website a current copy of the Code of Conduct and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code of Conduct.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

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Director Independence and Board Committees

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Gerald H. Lindberg, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng currently serve as members of our Board. Our Board has determined that Sean Filson, Hui-Ying Zhuang and Yiwen Zhang are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

Audit Committee. We currently have a standing Audit Committee. Yiwen Zhang, Sean Filson and Hui-Ying Zhuang serve as members of our Audit Committee. Yiwen Zhang serves as the Audit Committee Chairman and financial expert. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent and financially literate, and one member of the Audit Committee must qualify as an “audit committee financial expert” as defined in applicable SEC rules. Yiwen Zhang qualifies as an “audit committee financial expert” under the SEC rules.

We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

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Compensation Committee. We have a standing Compensation Committee. Sean Filson and Hui-Ying Zhuang serve as members of our Compensation Committee. Sean Filson serves as the Compensation Committee Chairman. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent.

We have adopted a Compensation Committee charter, which details the purpose and responsibility of the Compensation Committee, including:

•	reviews, approves and determines, or makes recommendations to our Board regarding, the compensation of our executive officers;

•	administers our equity compensation plans;

•	reviews and approves, or makes recommendations to our Board, regarding incentive compensation and equity compensation plans; and

•	establishes and reviews general policies relating to compensation and benefits of our employees.

The Compensation Committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee. We have a standing Nominating and Corporate Governance Committee. Yiwen Zhang and Hui-Ying Zhuang serve as members of the Nominating and Corporate Governance. Yiwen Zhang serves as the Nominating and Corporate Governance Committee Chairman.

We have adopted a Nominating and Governance Committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:

•	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

•	evaluating nominations by shareholders of candidates for election to our Board; and

•	corporate governance matters.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2024, the Board met five (5) times and acted by written consent on numerous occasions.

Indemnification and Limitation on Liability of Directors

Our Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended December 31, 2024 and 2023 in all capacities for the account of our principal executive officer.

Summary Compensation Table

The following table summarizes all cash compensation paid by us, as well as certain other compensation paid or accrued, for the years ended December 31, 2024 and 2023 for all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)		Equity Awards ($)(1)		Total ($)
Yin-Chieh (“Jeff”) Cheng(2)	2024	–		–		–
Former Chairman of the Board, Former President, Former CEO and Former Director	2023	–		1,901,806		1,901,806

David Yu-Lung Kou(3)	2024	–		–		–
Former Acting Chief Executive Officer and Former Director	2023	–		–		–

Andy Ching-An Jin(4)	2024	32,820		158,436		194,436
Chief Executive Officer	2023	11,179	(5)	106,800	(5)	121,800	(5)

Shun-Chih Chuang	2024	72,000		–		72,000
Chief Financial Officer	2023	72,000		–		72,000

Feng-Hua Chen	2024	–		–		–
Chief Operating Officer	2023	–		–		–

Song-Yuan Teng	2024	21,000		–		21,000
Asia Director	2023	–		–		–

(1)	The amounts shown represent the aggregate grant date fair value of these warrant awards granted during each fiscal year shown, computed in accordance with FASB ASC Topic 718.
(2)	Pursuant to the Cheng Consulting Agreement, dated December 27, 2018, we agreed to issue Mr. Cheng 250,000 Series A warrants per quarter for 20 quarters (i.e., 5 years) for a total amount of 5,000,000 Series A warrants, subject to his continued services as our Chairman of the Board. Each Series A warrant is exercisable to purchase one share of common stock for $0.50 per share from the date of vesting until April 23, 2026. The value of the awards granted for the years ended December 31, 2022 and December 31, 2021 was $1,901,806 and $11,053,267, respectively, using the Black Scholes methodology. Due to the 2-for-3 reverse stock split of our common stock, the amount of shares issuable upon the unexercised warrants was adjusted to 2,000,000 and the exercise price was adjusted to $0.75 per share. As of December 31, 2023 and December 31, 2024, none of the Series A warrants were outstanding.
(3)	Due to the passing of Yin-Chieh (“Jeff”) Cheng, the Board appointed David Yu-Lung Kou as acting Chief Executive Officer of the Company effective July 13, 2023. Mr. Kou resigned on July 27, 2023.
(4)	On July 31, 2023, the Board appointed Andy Ching-An Jin as Chief Executive Officer of the Company effective July 31, 2023.
(5)	Andy Ching-An Jin is paid a salary of $36,000 per year as Chief Executive Officer of the Company.

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Employment Agreements

Chuang Employment Agreement. We entered into an Employment Agreement dated as of August 16, 2019, as amended by that certain Addendum dated as of December 31, 2021, with Shun-Chih Chuang, our Chief Financial Officer (the “Chuang Employment Agreement”). The term of the Chuang Employment Agreement is for 5 years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Chuang shall not solicit any person employed or engaged by the Company. Mr. Chuang’s employment may be terminated by us immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Chuang which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on us and which has not been corrected in 30 days after written notice from us; (iii) failure or refusal by Mr. Chuang to comply with our policies contained in any Company handbook or with the provisions of the Chuang Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Chuang’s prolonged absence without our consent; (v) Mr. Chuang’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Chuang; or (vii) delivery of written notice of termination by us after Mr. Chuang has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Chuang’s failure to discharge his duties under the Chuang Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. We pay Mr. Chuang $54,000 per year.

Lindberg Employment Agreement. We entered into an Employment Agreement dated as of January 3, 2022, with Gerald H. Lindberg, our Secretary and (outgoing) Director (the “Lindberg Employment Agreement”). The term of the Lindberg Employment Agreement is for two years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Lindberg shall not solicit any person employed or engaged by the Company. Mr. Lindberg’s employment may be terminated by us immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Lindberg which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on us and which has not been corrected in 30 days after written notice from us; (iii) failure or refusal by Mr. Lindberg to comply with our policies contained in any Company handbook or with the provisions of the Lindberg Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Lindberg’s prolonged absence without our consent; (v) Mr. Lindberg’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Lindberg; or (vii) delivery of written notice of termination by us after Mr. Lindberg has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Lindberg’s failure to discharge his duties under the Lindberg Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. We also granted Mr. Lindberg 60,000 Class C Warrants consisting of the right to purchase a total of 40,000 shares of our common stock for $3.75 per share from the date of issuance, of which 20,000 Class C Warrants shall vest annually over a total period of three years.

Jin Employment Agreement. We entered into an Employment Agreement dated September 2, 2025 (the “Jin Employment Agreement”) with Mr. Andy Jin, pursuant to which he serves as the Company’s Chief Executive Officer. The agreement provides for an initial two-year term, an annual base salary of $240,000, and a grant of 600,000 fully vested shares of the Company’s common stock, par value $0.001 per share, issued under the Company’s 2018 Equity Incentive Plan and subject to applicable securities laws. Mr. Jin’s base salary will increase to $600,000 per year upon the occurrence of certain milestones, including (i) the completion of an acquisition, (ii) the Company raising $15 million or more in aggregate capital, (iii) the Company receiving at least $5 million in proceeds from the exercise of its Class B warrants, or (iv) the Company’s common stock closing at or above $2.00 per share on Nasdaq for five consecutive trading days. He is also eligible for discretionary bonuses and to participate in Company benefit programs. The Jin Employment Agreement includes customary confidentiality, intellectual property assignment, non-solicitation, non-disparagement, and termination-for-cause provisions.

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Chen Employment Agreement. We entered into an Employment Agreement dated as of January 5, 2024 (the “Chen Employment Agreement”) with Mr. Feng-Hua Chen, pursuant to which he serves as the Company’s Chief Operating Officer. The term of the Chen Employment Agreement is for two years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Chen shall not solicit any person employed or engaged by the Company. Mr. Chen’s employment may be terminated by the Company immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Chen which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on the Company and which has not been corrected in 30 days after written notice from the Company; (iii) failure or refusal by Mr. Chen to comply with the policies of the Company contained in any Company handbook or with the provisions of the Chen Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Chen’s prolonged absence without the consent of the Company; (v) Mr. Chen’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Chen; or (vii) delivery of written notice of termination by the Company after Mr. Chen has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Chen’s failure to discharge his duties under the Chen Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. The Company pays Mr. Chen $20,000 per year and issued Mr. Chen a total of 100,000 Class B Warrants, each having the right to purchase one share of common stock, par value $0.001 per share, of the Company at $1.50 per share, of which shall vest biannually in equal installments for a period of two years.

Teng Employment Agreement. We entered into an Employment Agreement dated September 2, 2025 (the “Teng Employment Agreement”) with Mr. Song-Yuan Teng, pursuant to which he serves as the Company’s Asia Director. The agreement provides for an initial two-year term, an annual base salary of $240,000, and a grant of 600,000 fully vested shares of the Company’s common stock, par value $0.001 per share, issued under the Company’s 2018 Equity Incentive Plan. Mr. Teng’s base salary will increase to $600,000 per year upon the occurrence of certain milestones, including (i) the completion of an acquisition, (ii) the Company raising $15 million or more in aggregate capital, (iii) receipt of at least $5 million in proceeds from the exercise of its Class B warrants, or (iv) the Company’s common stock closing at or above $2.00 per share on Nasdaq for five consecutive trading days. He is also eligible for discretionary bonuses and to participate in Company benefit programs. The Teng Employment Agreement includes customary confidentiality, intellectual property, non-solicitation, non-disparagement, and termination-for-cause provisions.

Clawback Policy

On November 29, 2023, our Board adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and the Nasdaq listing standards thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Director Compensation

Our directors are reimbursed for expenses incurred by them in connection with attending Board meetings. However, our directors, do not receive any other compensation for serving on the Board.

Outstanding Equity Awards

As of December 31, 2024, Mr. Andy Jin, our Chief Executive Officer, held equity awards with an aggregate grant date fair value of $158,436, granted under Andy Jin Employment Plan. The awards are subject to time-based vesting in accordance with the terms of the applicable award agreements.

Severance and Change in Control Benefits

None of the employment agreements with our named executive officers provide severance benefits; however, the Cheng Consulting Agreement does provide certain change in control-related benefits to our principal executive officer, including vesting acceleration upon the occurrence of certain defined events.

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Other Benefits

We provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies. When offered, our executive officers will be eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, our Equity Incentive Plan and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. At this time, we do not provide special benefits or other perquisites to our executive officers.

The 2018 Equity Incentive Plan

In 2018, the Board and stockholders adopted Nocera, Inc.’s 2018 Stock Option and Award Incentive Plan, effective December 31, 2018. The 2018 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) non-statutory stock options, and (iii) stock purchase rights. The 2018 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the common stock. The 2018 Plan is administered by the Compensation Committee. The Board reserved 6,666,667 (post-split) shares of common stock under the 2018 Plan. No awards have been granted to any of our officers or directors pursuant to the 2018 Plan. As of October 31, 2025, a total of 6,666,667 shares of common stock are available for future issuance pursuant to the 2018 Plan.

Indemnification

We shall indemnify any and all of our directors, officers, former directors, former officers and any person who may have served at its request as a director or officer of another company in which it owns shares or of which it is a creditor, who were or are made a party or are threatened to be made a party to or are involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (each a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, against any and all liabilities, damages, reasonable and documented expenses (including reasonably incurred and substantiated attorneys’ fees), financial effects of judgments, fines, penalties (including excise and similar taxes and punitive damages) and amounts paid in settlement in connection with such Proceeding by any of them. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

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In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 31, 2025 with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our voting stock, (2) each of our directors, (3) each executive officer and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of October 31, 2025. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 14,373,597 shares of common stock issued and outstanding on October 31, 2025, plus, for each individual, any securities that individual has the right to acquire within 60 days of October 31, 2025.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner (1)	Title	Beneficially owned		Percentage of Outstanding Shares of Common Stock (2)
Officers and Directors
Andy Chin-An Jin	Chief Executive Officer	240,000		1.6%
Shun-Chih (“Jimmy”) Chuang	Chief Financial Officer	520,001	(3)	3.6%
Feng-Hua (“Howard”) Chen	Chief Operating Officer	–		–
Gerald H. Lindberg	Secretary, Director	–		–
David Yu-Lung Kou	Director	–		–
Sean Filson	Director	–		–
Song-Yuan Teng	Asia Director, Director	–		–
Officers and Directors as a Group (total of 7 persons)		740,001		5.2%

5% Stockholders
Marina S. Fiorino		695,734	(4)	4.8%
Min-Huay Cheng Lu		876,151	(5)	6.1%
Han-Chieh Shih		1,320,000	(6)	9.2%
Erik Nelson		646,553	(7)	4.5%
Yin-Chieh Cheng		4,586,083	(8)	32.1%

(1)	Unless otherwise indicated, the principal address of the named officers and directors c/o Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan.
(2)	Based on 14,147,539 shares of common stock issued and outstanding as of April 1, 2025. Any shares of common stock not outstanding which are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered to be outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.
(3)	Includes 63,334 shares of common stock issuable upon the exercise of Class A Warrants at a price of $0.75 per share until April 23, 2026.
(4)	The address for Ms. Fiorino is 1 San Marzano sul Sarno, Italy 84010.
(5)	Ms. Cheng Lu’s business address is 15F., No. 464, Sec 3, Jiayuan Rd., Shulin Dist., New Taipei City 238665, Republic of China.
(6)	Includes (i) 53,334 shares of common stock issuable upon the conversion of 80,000 shares of Series A Preferred Stock. Mr. Shih’s business address is 7F., No. 262, Zhong Zheng Rd., Xizhi Dist., New Taipei City 22109, Republic of China.
(7)	Includes (i) 333,334 shares of common stock held by Sterling Holdings, LLC, an entity of which Mr. Nelson is managing member, and he therefore has voting and dispositive control over these shares; (ii) 1,734 shares personally held by Mr. Nelson; and (iii) 311,485 shares of common stock issuable upon the exercise of Class A Warrants for $0.75 per share until April 23, 2026. This does not include 121,849 shares of common stock issuable upon the exercise of Class A Warrants for $0.75 per share until April 23, 2026 and 433,334 shares of common stock issuable upon the exercise of Class B Warrants for $1.50 per share until April 23, 2026 since such Class A Warrants and Class B Warrants contain blockers that prohibit the holder from exercising warrants if such exercise will result in the beneficial ownership of more than 4.99% (or if the holder elects, 9.99%) of our outstanding stock. Mr. Nelson was our former Secretary and Director and resigned on December 31, 2021. Mr. Nelson’s business address is 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339.
(8)	Mr. Cheng is our former Chief Executive Officer, former President, former Chairman of the Board, and former director. His address is 15F., No. 464, Sec 3, Jiayuan Rd., Shulin Dist., New Taipei City 238665, Taiwan (R.O.C.).

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended December 31, 2024, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis. All of Yin-Chieh Cheng’s shares are in probate as of October 31, 2025.

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PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF ENROME LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

The Audit Committee is responsible for selecting Nocera’s independent auditors.

On October 16, 2024, the auditor of Nocera, Centurion ZD CPA & Co. (“CZD”), resigned as the Company’s independent registered public accounting firm.

On October 16, 2024, the Company’s Audit Committee approved, and the Company’s Board of Directors ratified, the engagement of Enrome LLP, and appointed Enrome LLP as the Company’s independent registered public accounting firm as of October 16, 2024.

Although shareholder approval for this appointment is not required, the Audit Committee and the Board of Directors are submitting the selection of Enrome LLP or ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our shareholders.

Nocera expects representatives of Enrome LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

During the years ended December 31, 2024 and 2023, our former independent auditor Centurion ZD CPA & Co. billed an aggregate of $113,600 and $126,500, respectively. On October 16, 2024, Centurion ZD CPA & Co. resigned as our independent public accountants.

During the year ended December 31, 2023 and from January 1, 2024 until October 16, 2024, we engaged Centurion ZD CPA & Co. as our independent registered accounting firm. On October 16, 2024, we appointed Enrome LLP to serve as our independent auditor. Our independent auditor billed an aggregate of $230,000 through December 31, 2024 for professional services rendered for the audit of our 2024 annual financial statements. We incurred fees from Centurion ZD CPA & Co. for the year ended December 31, 2023 and from January 1, 2024 until October 16, 2024 and from Enrome LLP for the year ended December 31, 2024, as discussed below:

	Fiscal Year Ended December 31,
	2024	2023
Audit Fees(1)	$233,600	$126,500
Tax Fees	–	–
All Other Fees	–	–
Total	$233,600	$126,500

(1)	For the fiscal year ended December 31, 2024, audit fees include $120,000 paid to Enrome LLP and $133,600 paid to Centurion ZD CPA & Co.

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Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Required Vote

Ratification of the appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ENROME LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 UNDER PROPOSAL No. 2.

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PROPOSAL No. 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF OUR SERIES B CONVERTIBLE NON-VOTING PREFERRED STOCK.

On August 29, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional accredited investor (the “Investor”), pursuant to which we agreed to sell, and the Investor agreed to purchase, up to 13,500 shares of our newly designated Series B Convertible Non-Voting Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) stated value of $1,000 per share, at a purchase price of $910 per share. On the same date, we completed an initial closing (the “Initial Closing”) of 3,500 shares of Series B Preferred Stock for aggregate gross proceeds of approximately $3.15 million, and we may issue and sell up to an additional 10,000 shares in one or more subsequent closings pursuant to the Purchase Agreement.

The rights, preferences, and privileges of the Series B Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Non-Voting Preferred Stock (the “Certificate of Designation”), filed with the Secretary of State of the State of Nevada on August 28, 2025. Each share of Series B Preferred Stock is convertible, at the holder’s option following the six-month anniversary of issuance, into shares of our common stock, par value $0.001 per share (the “Common Stock”), at a conversion price equal to $1.80 per share (the “Conversion Price”), subject to adjustment as provided in the Certificate of Designation, but in no event lower than the floor price of $0.30 per share (the “Floor Price”). As of November 21, 2025, the closing price of our Common Stock on The Nasdaq Capital Market was $1.01 per share, which is below the fixed Conversion Price and above the Floor Price. The shares of Common Stock issuable upon conversion are referred to as the “Conversion Shares.” Conversion of the Series B Preferred Stock is subject to a beneficial ownership limitation that prohibits any holder from converting shares if, after giving effect to the conversion, the holder would own in excess of 4.99% (or 9.99% upon election) of our outstanding Common Stock.

The Series B Preferred Stock accrues a 9% annual dividend, payable monthly in cash or in shares of Common Stock at our election, ranks senior to our Common Stock and Series A Preferred Stock with respect to dividends and liquidation, and has no voting rights except as required by law or as set forth in the Certificate of Designation. The Series B Preferred Stock is redeemable at our option at any time and redeemable by the holders any time after the two-year anniversary of the first issuance at a redemption price equal to 125% of the stated value plus accrued and unpaid dividends. Upon certain triggering events or default, including a delisting of our Common Stock from Nasdaq or a failure to timely deliver Conversion Shares, holders may require us to redeem their shares on the same terms.

In connection with the Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor providing customary resale registration rights for the Conversion Shares. The Purchase Agreement also prohibits us from entering into any variable-rate transactions during the five-year covenant period, which continues until the later of the fifth anniversary of the Initial Closing or the date on which no shares of Series B Preferred Stock remain outstanding, and grants the Investor participation rights in future financings until the later of the second anniversary of the Purchase Agreement or the last closing thereunder.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required before the issuance of Common Stock (or securities convertible into Common Stock) equal to 20% or more of the pre-transaction outstanding shares at a price below the Minimum Price (as defined in Nasdaq Rule 5635(d)(1)) (the “Nasdaq Minimum Price”). Under the terms of the Purchase Agreement and the Certificate of Designation, conversions of the Series B Preferred Stock at prices below the Nasdaq Minimum Price are not permitted unless our shareholders first approve this proposal. Because the Conversion Price of the Series B Preferred Stock may result in issuances at a price below the Nasdaq Minimum Price, and because the number of shares issuable upon conversion may equal or exceed 20% of our currently outstanding Common Stock, we are seeking shareholder approval to permit such issuances in compliance with Nasdaq rules.

If shareholders approve this proposal, we will be authorized to issue the Conversion Shares in accordance with the terms of the Series B Preferred Stock, even if the Conversion Price is below the Nasdaq Minimum Price. Approval will not, by itself, result in any immediate issuance of shares. If shareholder approval is not obtained, conversions at a price below the Nasdaq Minimum Price and conversion resulting in shares of common stock being issued in excess of 19.99% of the issued and outstanding shares of common stock as of August 29, 2025 will not be permitted, which could limit our ability to access additional capital and restrict our future financing flexibility.

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Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” this proposal, and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF OUR SERIES B CONVERTIBLE NON-VOTING PREFERRED STOCK UNDER PROPOSAL No. 3.

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PROPOSAL No. 4: APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

The Board has approved, and is submitting for shareholder approval, an amendment to the Company’s Articles of Incorporation (the “Reverse Split Amendment”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share, at any time over the next year at a ratio of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the exact ratio and timing of the reverse split to be determined by the Board in its discretion.

Purpose of the Reverse Stock Split

The primary purpose of the reverse stock split is to increase the per-share trading price of our Common Stock to help the Company regain or maintain compliance with the Nasdaq Capital Market’s continued listing requirements, including the minimum bid-price requirement under Nasdaq Listing Rule 5550(a)(2). The Board believes that a higher trading price for our Common Stock could also broaden our investor base by attracting additional institutional investors that may have internal policies preventing them from investing in lower-priced securities.

Implementation and Effect of the Reverse Stock Split

If shareholders approve this proposal, the Board will have the discretion to implement the reverse stock split at any ratio within the approved range or to abandon the amendment if it determines that doing so is in the best interests of the Company and its shareholders. The reverse stock split would be effected by filing a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada (the “Secretary of State”).

Except for adjustments that may result from the treatment of fractional shares, each shareholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such shareholder held immediately prior to the reverse stock split. The reverse stock split will not affect the par value of the Common Stock or the number of authorized shares of preferred stock. Fractional shares, if any, will be rounded up to the nearest whole share.

The Board, in its discretion, may elect not to proceed with the reverse stock split at any time prior to filing the Certificate of Amendment with the Secretary of State if it determines that implementation of the reverse stock split is no longer in the best interests of the Company or its shareholders.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT UNDER PROPOSAL No. 4.

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PROPOSAL No. 5: APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board has approved, and is submitting for shareholder approval, an amendment to the Company’s Articles of Incorporation (the “Authorized Share Amendment”) to increase the number of authorized shares of Common Stock from 200,000,000 to 2,000,000,000, par value $0.001 per share.

Purpose of the Authorized Share Increase

The Board believes the proposed increase in authorized shares of Common Stock is necessary to provide the Company with greater flexibility to pursue potential future corporate purposes, including but not limited to equity financings, acquisitions, stock dividends, employee benefit plans, and other general corporate purposes. The Company has no current commitments or agreements to issue any of the additional authorized shares, other than shares that may be issued upon the conversion or exercise of existing securities.

Effect of the Authorized Share Increase

The increase in authorized shares will not, by itself, have any immediate effect on the rights of existing shareholders. However, the issuance of additional shares in the future could dilute the ownership interests and voting power of existing shareholders. The newly authorized shares of Common Stock will be identical to the currently authorized shares in all respects, including the same rights, privileges, and preferences.

If shareholders approve this proposal, the amendment will be effected by filing a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State. The Board will have the discretion to abandon the Authorized Share Amendment at any time prior to filing if it determines that doing so is in the best interests of the Company and its shareholders.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER PROPOSAL No. 5.

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PROPOSAL No. 6: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF OUR SENIOR SECURED CONVERTIBLE NOTES

On October 31, 2025, we entered into a Securities Purchase Agreement (the “Notes Purchase Agreement”) with an institutional accredited investor (the “Investor”), pursuant to which we agreed to issue senior secured convertible notes (the “Notes”) in an aggregate original principal amount of $300,000,000. On the same date, we issued an initial tranche of Notes in the aggregate original principal amount of $8,000,000 (the “Initial Notes”) for an aggregate purchase price of $7,280,000, and we may issue additional Notes in one or more subsequent closings pursuant to the Notes Purchase Agreement.

The Notes are convertible into shares of Common Stock, at a conversion price equal to $1.98 per share (the “Conversion Price”), subject to adjustment in accordance with the terms of the Notes, but in no event lower than a floor price of $0.79 per share (the “Floor Price”). As of November 21, 2025, the closing price of our Common Stock on The Nasdaq Capital Market was $1.01 per share. The shares of Common Stock issuable upon conversion of the Notes are referred to as the “Note Conversion Shares.” Conversion of the Notes is subject to a beneficial ownership limitation that prohibits a holder from converting Notes if, after giving effect to such conversion, the holder would own in excess of 4.99% (or 9.99% upon election) of our outstanding Common Stock.

The Notes bear interest at an annual rate of 9.0%, payable in cash or, at our election and subject to certain conditions, in shares of Common Stock. The Notes are secured by substantially all of our assets pursuant to a pledge and security agreement and an account control agreement entered into concurrently with the issuance of the Notes. The Initial Note matures on October 31, 2027 and any additional Notes will mature two years after the date of issuance, unless earlier converted or redeemed. Upon certain events of default, including a delisting of our Common Stock from Nasdaq or a failure to timely deliver Note Conversion Shares, the holders may require us to redeem the Notes at a premium to principal plus accrued interest.

In connection with the Notes Purchase Agreement, we entered into a registration rights agreement requiring us to register the resale of the Note Conversion Shares. The Notes Purchase Agreement includes certain covenants, including restrictions on our ability to issue variable-rate securities while the Notes remain outstanding, and grants the Investor participation rights in certain future securities offerings.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required before the issuance of Common Stock (or securities convertible into Common Stock) equal to 20% or more of the pre-transaction outstanding shares at a price below the Nasdaq Minimum Price. Because the Conversion Price of the Notes may result in issuances at a price below the Nasdaq Minimum Price and because the number of shares issuable upon conversion may equal or exceed 20% of our currently outstanding Common Stock, we are seeking shareholder approval to permit such issuances in compliance with Nasdaq rules.

If shareholders approve this proposal, we will be authorized to issue the Note Conversion Shares in accordance with the terms of the Notes, even if the Conversion Price is below the Nasdaq Minimum Price. Approval will not, by itself, result in any immediate issuance of shares. If shareholder approval is not obtained, conversions at a price below the Nasdaq Minimum Price and conversions resulting in shares of Common Stock being issued in excess of 19.99% of the issued and outstanding shares of common stock as of October 31, 2025 will not be permitted, which could limit our ability to comply with our financing obligations, access additional capital, and manage our capital structure.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” this proposal, and broker non-votes will not be counted as votes cast and therefore will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF OUR SENIOR SECURED CONVERTIBLE NOTES.

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OTHER VOTING MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We are required to describe any transaction, since the beginning of our 2024 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years, with a related person. A related person under Item 404 of Regulation S-K includes:

1.	any director or executive officer of the Company;

2.	any immediate family member of a director or executive officer of the Company, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; or

3.	a beneficial owner of more than 5% of our common stock at the time of the transaction or immediate family member of such shareholder.

We have no transactions with any related persons that meet the financial threshold for disclosure stated above.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Gerald H. Lindberg, Sean Filson, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng currently serve as members of our Board. Our Board has determined that Yiwen Zhang, Sean Filson and Hui-Ying Zhuang are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

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SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a shareholder and for nominations to be properly brought before a special meeting by a shareholder, the shareholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not less than the 120th calendar day prior to the date of the release of this Proxy Statement to shareholders in connection with the Annual Meeting, or September 1, 2026; provided that in the event that the date of the 2026 annual meeting is more than 30 days from the Annual Meeting anniversary date, notice by the shareholder to be timely must be so delivered within a reasonable time before the Company begins to print and send its proxy materials. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The notice must be provided by a shareholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to shareholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the Annual Meeting, or November 6, 2026, or if the date of the meeting has changed by more than 30 days from the Annual Meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2026 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2026 annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to shareholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Secretary by mail to Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was originally filed with the SEC on May 6, 2025 and subsequently amended on June 4, 2025, and June 20, 2025, is available to shareholders without charge upon written request directed to our Secretary by mail to Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221 or by phone at (886)-910-163-358. The Company makes available free of charge on or through its website, www.nocera.company, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

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OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Shareholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Shareholders will be held virtually via the internet at www.mountainsharetransfer.com/ncra on January 12, 2026, at 12:00 p.m., Eastern Time.

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Nocera, Inc. Notice of Annual Shareholders Meeting

Shareholder ID:	Control ID:

Date: January 12, 2026	Time: 12:00 p.m. Eastern Time
Location: Virtually online via. Zoom Teleconference, the link is as follows: https://mountainsharetransfer.com/ncra

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. THE PROXY STATEMENT IS AVAILABLE AT: WWW.MOUNTAINSHARETRANSFER.COM/NCRA

If you want to receive a paper copy of the proxy materials, you must request one. There is no charge for requesting a copy. To facilitate timely delivery, please make the request as instructed below before December 18, 2025.

How to Request Paper Copies of the Proxy Materials:

Facsimile	Internet	Email
Fax this letter to (404) 816-8830	www.mountainsharetransfer.com/ncra Follow the on-screen instructions	vote@mountainsharetransfer.com Include your Shareholder ID

How to Vote (you may vote until 5:00 p.m. Eastern Time on January 9, 2026):

1.	By Internet: Please visit www.mountainsharetransfer.com/NCRA
2.	By Facsimile: Please fax a signed Proxy Card to (404) 816-8830
3.	By Email: Please email a copy of a signed Proxy Card to: vote@mountainsharetransfer.com
4.	By Mail: If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Mountain Share Transfer, LLC. c/o 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339. The signed proxy must be received prior to the Annual Meeting.

VOTING ITEMS:

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:	01) Andy Ching-An Jin	02) Sean Filson	03) Hui-Ying Zhuang
	04) Yiwen Zhang	05) Song-Yuan Teng

The Board of Directors recommends that you vote FOR the following proposals:

2.	To ratify the appointment of Enrome LLP to serve as the independent auditor of the Company for the fiscal year ending December 31, 2025.

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Common Stock upon conversion of our Series B Preferred Stock, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d).

4.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding Common Stock at any time over the next year at a ratio in the range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final ratio to be determined by the Board in its discretion.

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 2,000,000,000.

6.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Common Stock upon conversion of our senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d).

Pursuant to Securities Exchange Commission (SEC) rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Please follow the instructions above to view the materials and vote or request printed copies.

The Board has fixed the close of business on November 3, 2025 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting, or any postponement or adjournment of the meeting.

Nocera, Inc.

2025 Proxy Card

The undersigned hereby appoints Andy Jin as attorney and proxy for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Nocera, Inc., a Nevada corporation, held of record by the undersigned on November 3, 2025, at the Annual Meeting of the Shareholders to be held on January 12, 2026, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5, and 6, and in the discretion of the proxy as to such other matters as may properly come before the meeting.

☒ Please mark the votes as in this example.

The Board of Directors Recommends that you vote FOR all directors listed in

Proposal 1 and vote FOR Proposals 2, 3, 4, 5 & 6

Proposal #	Description	FOR	Against	Abstain
1.	Election of Directors

Nominees Include:
• Andy Ching-An Jin
• Sean Filson
• Hui-Ying Zhuang
• Yiwen Zhang
• Song-Yuan Teng

2.	Ratification of the appointment of Enrome LLP as the independent auditor of the Company for the fiscal year ending December 31, 2025.

3.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock upon conversion of our Series B Preferred Stock, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d).

4.	Approval of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time over the next year at a ratio in the range of not less than one-for-five (1:5) and not greater than one-for-one-hundred (1:100), with the final ratio to be determined by the Board in its discretion.

5.	Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 2,000,000,000.

6.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the potential issuance of shares of common stock upon conversion of our senior secured convertible notes issued and issuable pursuant to that certain Securities Purchase Agreement, dated as of October 31, 2025, in excess of 19.99% of the issued and outstanding shares of Common Stock at a price that may be less than the Nasdaq Minimum Price, as defined in Nasdaq Listing Rule 5635(d).

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

_____________________________________ (signature) ____________________________________ (printed name) Date: ____________________________	_____________________________________ (signature) - Joint Owner _____________________________________ (printed name) Date: ____________________________

Account #:	Control ID:

ID: _________________________	Shares Voted: _________________________

Please print your name clearly. If we cannot read your name, we cannot record your vote.